UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 26, 2012 (January 23, 2012)

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET

DENVER, COLORADO 80206

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

(303) 691-3905

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 26, 2012, Janus Capital Group Inc. (“JCG” or the “Company”) issued a press release reporting its financial results for the fourth quarter 2011 and year ended 2011. Copies of that press release and the earnings presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  Resignation of Director

Steven L. Scheid, Chairman of JCG’s Board of Directors (“Board”) informed the Board on January 23, 2012, that he will retire from the Board at the end of his term in April 2012. He has been Chairman of the Board since January 2004 and a director of the Company since December 2002.  He also served as the Chief Executive Officer of the Company from April 2004 until the end of 2005.

Glenn S. Schafer, age 62, has been appointed Chairman of the Board effective April 27, 2012.  Mr. Schafer has been a director of the Company since December 2007 and has been the Chairman of the Audit Committee of the Board since May 2008.  Mr. Shafer served as Vice Chairman of Pacific Life Insurance Company (“Pacific Life”) from April 2005 until his retirement in December 2005, and was a member of Pacific Life’s board of directors and President of Pacific Life from 1995 to 2005.

Additional comments regarding the Chairman transition will be provided during JCG’s earnings call scheduled for January 26, 2012, at 10:00 a.m. Eastern Standard Time.

Item 8.01.  Other Events.

JCG also announced on January 26, 2012, that the Board declared a regular quarterly cash dividend of $0.05 per share. This quarterly rate represents an annualized dividend payout of $0.20 per share of common stock. The quarterly dividend will be paid on February 21, 2012, to shareholders of record at the close of business on February 6, 2012.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Janus Capital Group Inc. press release reporting its financial results for the fourth quarter 2011 and year ended 2011.

99.2	Janus Capital Group Inc. fourth quarter 2011 and year ended 2011 earnings presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: January 26, 2012	By:	/s/ Bruce L. Koepfgen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Janus Capital Group Inc. press release reporting its financial results for the fourth quarter 2011 and year ended 2011.

99.2	Janus Capital Group Inc. fourth quarter 2011 and year ended 2011 earnings presentation.